Exhibit 99.1

Actelis Networks to Transition Trading to OTC Market Following Nasdaq Panel Decision

The Company is working on all available options in order to relist on the Nasdaq

Company continues to execute on its growth strategy and commercial plans

SUNNYVALE, Calif., April 9, 2026 - Actelis Networks, Inc. (NASDAQ: ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid-deployment networking solutions for IoT and broadband applications, today announced that it has received a determination from the Nasdaq Hearings Panel to delist the Company’s common stock from The Nasdaq Capital Market following the Panel review process.

Trading of the Company’s common stock on Nasdaq is expected to be suspended at the open of business on April 10, 2026. The Company will have its shares quoted on the OTC Markets and plans to apply for trading on the OTCQB Venture Market, which is designed for developing and entrepreneurial companies. At the same time, the Company is also evaluating all available options in order to relist on the Nasdaq market.

The Panel’s determination follows the Company’s previously disclosed non-compliance with Nasdaq’s minimum bid price requirement. While the Company presented its plan to regain compliance, the Panel determined not to grant continued listing at this time.

The Company’s operations are not expected to be impacted by the transition, and Actelis continues to operate its business as usual while maintaining its status as a reporting company with the U.S. Securities and Exchange Commission.

“This is not the outcome we had sought, but it is important to emphasize that this development is limited to our listing venue and does not reflect the underlying strength of our business,” said Tuvia Barlev, Chief Executive Officer of Actelis Networks. “We continue to see demand for our solutions across transportation, government, and critical infrastructure markets, including recent project expansions and deployments, and our focus remains on execution and delivering for our customers, while working on all options to restore our presence on Nasdaq”

Actelis is actively working on the required actions to restore its listing on Nasdaq, while supporting an orderly trading environment for its shareholders. There can be no assurance that an active trading market will be maintained on the OTC Markets or that broker-dealers will continue to make a market in the Company’s shares.

The Company remains focused on executing its growth strategy and realizing its commercial opportunities.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in hybrid fiber, cyber-hardened networking solutions for rapid deployment in wide-area IoT applications, including government, ITS, military, utility, rail, telecom, and campus networks. Actelis’ innovative portfolio offers fiber-grade performance with the flexibility and cost-efficiency of hybrid fiber-copper networks. Through its “Cyber Aware Networking” initiative, Actelis also provides AI-based cyber monitoring and protection for all edge devices, enhancing network security and resilience. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Investor Relations Contact:

Arx Investor Relations

North American Equities Desk

actelis@arxhq.com